SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 1997


                       TRANSWORLD TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                         (State or other jurisdiction of
                         Incorporation or Organization)


   001-13410                                                    52-1546434
Commission file number                                        (I.R.S. Employer
                                                             Identification No.)

     102 West 500 South, Suite 320
        Salt Lake City, Utah                                           84101
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (801) 328-5618.





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Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

         On December 15, 1997, the registrant filed a voluntary bankruptcy petition under Title 11 of the United States Code in the United States Bankrupcy Court for the District of Utah, Central Division (bankruptcy case no. 97B 31618). Under Title 11 of the Bankruptcy Code, a debtor's estate may be reorganized or liquidated for the benefit of its creditors and equity holders. Attempts at collection of prepetition claims against the debtor are stayed during the case and the debtor generally operates its business as a debtor-in-possession until a plan of reorganization is confirmed.

         The registrant intends to propose a plan of reorganization at the earliest practicable date. It is anticipated that the registrant's plan of reorganization, subject to acceptance and confirmation as provided under Title 11 of the Bankruptcy Code, will allow for the orderly liquidation of the registrant's claims against various third parties for breach of certain contractual agreements, marshalling of the registrant's other assets for the benefit of its creditors and security holders, and provide for the reorganization or liquidation of the registrant and distribution of its remaining net assets, if any, after satisfaction of creditors to its security holders.

         Statements made or incorporated in this report include a number of forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements containing the words "anticipates", "believes", "expects", "intends", "future", and words of similar import which express management's belief, expectations or intentions regarding the company's future performance or future events or trends. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements of the company to differ materially from anticipated future results, performance or achievements expressly or implied by such forward-looking statements. In addition, the registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.



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Item 5.           Other Events

                  Not applicable.

Item 6.           Resignation of Registrant's Directors

                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Not applicable.

Item 8.  Changes in Fiscal Year

                  Not applicable.

Item 9.           Sales of equity securities pursuant to Regulation S

                  Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSWORLD TELECOMMUNICATIONS, INC.



Date: December 18, 1997             By: /s/ Andrew Lowe
                                        E.  Andrew Lowe, Vice President